Supplement dated June 22, 2015 to the Wilmington Funds (the “Trust”) Prospectus

dated August 31, 2014, as revised December 1, 2014, as supplemented (the “Prospectus”)

Wilmington Mid-Cap Growth Fund

The purpose of this supplement is to inform you that on June 18, 2015, the Board of Trustees of the Trust approved the liquidation of the Wilmington Mid-Cap Growth Fund (the “Fund”):

Effective upon the close for business of the New York Stock Exchange on June 22, 2015, the Fund will no longer accept purchase orders of any kind.

In connection with its liquidation and as deemed appropriate, the Fund may depart from its stated investment goal and principal investment strategies and techniques as it begins to convert its portfolio securities to cash or cash equivalents in preparation for the distribution of its assets to shareholders.

A shareholder may redeem his or her shares or may exchange shares in a Fund for shares in other Wilmington Funds of the same share class without cost or charge. An exchange from one Wilmington Fund to another is treated as a sale transaction and purchase transaction for federal income tax purposes. A shareholder will realize a capital gain or loss, as the case may be, on each exchange or redemption transaction.

Shareholders with individual retirement accounts held directly with the Funds’ transfer agent that do not voluntarily exchange their shares of a Fund for shares of another Wilmington Fund prior to August 3, 2015, will have their shares automatically exchanged for shares of the Wilmington Prime Money Market on that date. Shareholders holding their shares in other types of retirement plan accounts (such as 401(k) plans) who do not redeem their shares prior to the liquidation may contact their plan administrators to determine the disposition alternatives for their liquidation proceeds.

The Fund will bear the expenses of its liquidation, which will include the cost of printing and distributing a prospectus sticker regarding the liquidation, and the brokerage and other transaction costs associated with selling portfolio securities to effect the liquidation.

The liquidation is expected to occur on August 3, 2015. On the liquidation date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate share of the net assets of the Fund in complete redemption and cancellation of the Fund’s shares held by each remaining shareholder, and the Fund will then dissolve.

Please keep this Supplement for future reference.